                                                                   EXHIBIT 10.20

                         SECURITY AND PLEDGE AGREEMENT
                         -----------------------------

     This Security and Pledge Agreement ("Agreement") is made effective as of the 31st day of December, 1998, by and between , DCM Company, Inc. an Oklahoma corporation with an address of c/o The Danley Law Firm, P.C., 3233 E. Memorial Rd, Suite 101, Edmond, Oklahoma 73013, ("DCM") and ijob, Inc., an Oklahoma corporation with an address of c/o The Danley Law Firm, P.C., 3233 E. Memorial Rd, Suite 101, Edmond, Oklahoma 73013, (`IJOB") (hereinafter sometimes jointly referred to as the "Debtors"), for the benefit of The viaLink Company, an Oklahoma corporation, at 13800 Benson Road, Edmond, Oklahoma, 73013-6417 ("viaLink")(hereinafter also referred to as the "Secured Party").

     FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Debtors hereby jointly and severally covenant and agree with Secured Party as follows:

1. Recitations. Of even date herewith, the Debtors have entered into a certain Stock Purchase Agreement with the Secured Party (the "Stock Purchase Agreement"), and have made, executed and delivered to the Secured Party their written promissory note (the "Note") in the stated principal amount of $800,000. This Agreement is intended to provide additional Collateral security for the repayment of all of the Debtors obligations evidenced by the Note.

2. Definitions. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in the Uniform Commercial Code as enacted by the State of Oklahoma (the "UCC") is used in this agreement with the same meaning; provided that if any definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein the following terms shall have the meanings defined below:

2.1 Collateral: The property subject to a security interest in favor of the Secured Party including, but not limited to, the items set forth in Section 3 hereof.

2.2  Default: As set forth in Section 7 hereof.

2.3  left blank intentionally

2.4 Indebtedness: All indebtedness, obligations and liabilities arising from or pursuant to the Stock Purchase Agreement or the Note, or this Agreement, and all present and future amendments thereto and restatements thereof, together with all interest accruing thereon and costs, expenses, and attorney's fees incurred in the enforcement thereof or collection of amounts due thereunder.

2.5 Laws: All statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of the United States or of any state, commonwealth, nation, territory, possession, county, parish, municipality or Tribunal.

2.6 Liens: Any lien, mortgage, security interest, charge or encumbrance of any kind, including, without limitation, the right of a vendor, lessor, or similar party under any conditional sales agreement or other title retention agreement or lease substantially equivalent thereto, any production payment, and any other right of, or arrangement with, any creditor to have his claim satisfied out of any property or assets, or the Proceeds therefrom, prior to the general creditors of the owner thereof.

2.7 Documents: The term "Documents" means this Agreement, the Stock Purchase Agreement, the Note, all promissory notes, security agreements, deeds of trust, mortgages, guaranties, and other agreements, documents and instruments, delivered in connection herewith or therewith, together with any other documents evidencing, assuring, or securing all or any part of the Indebtedness and all amendments to, and renewals and extensions of, any of the foregoing.

2.8 Material Adverse Effect: The term "Material Adverse Effect" means any set of circumstances or events which (i) will or could reasonably be expected to have any adverse and material effect whatsoever upon the validity, performance, or enforceability of any Documents, (ii) is or could reasonably be expected to be material and adverse to the financial condition or business operations of Debtors, as represented to the Secured Party in the Debtors current financial statements, or to the prospects of Debtors, (iii) will or could reasonably be expected to impair Debtors ability to materially fulfill its obligations under the terms and conditions of the Documents, or (iv) will or could reasonably be expected to cause a Default.

2.9 Note: That certain Promissory Note made payable by Debtors in favor of the Secured Party in an amount in the amount of $800,000 together with any and all renewals, extensions, modifications and restatements thereof.

2.10 Person: The term "Person" means any individual, firm, corporation, assocpartnership, joint venture, Tribunal or other entity.

2.11 Proceeds: The term "Proceeds" means whatever is received upon the sale, exchange, collection or other disposition of Collateral or Proceeds. An instrument payable by reason of loss or damage to Collateral is Proceeds, except to the extent that it is payable to a person other than a party to this security agreement. Money, checks, deposit accounts and the like are "Cash Proceeds." All other Proceeds are "Non-cash Proceeds."

2.12 Rights: The term "Rights" means rights, remedies, powers and privileges.

2.13 Security Interest: The term "Security Interest" means the Security Interest granted and the pledge and assignment made under Section 4 hereof.

2.14 Taxes: The term "Taxes" means all taxes, assessments, fees, levies, imposts, duties, deductions, withholdings, or other charges of any nature whatsoever from time to time or at any time imposed by any Law or Tribunal.

2.15 Tribunal: The term "Tribunal" means any court or governmental departments, commission, board, bureau, agency or instrumentality of the United States or any state, commonwealth, nation, territory, possession, county, parish or municipality, whether now or hereafter constituted and/or existing.

3. Collateral. As used herein, the term "Collateral" shall mean the following property of the Debtors, whether now owned or hereafter acquired:

3.1 All furniture, fixtures, Equipment (as such term is used on the UCC), contract rights, accounts receivable, license and sublicense fees, General Intangibles (as such term is used on the UCC), software in both executable and source code formats, hardware and Accounts (as such term is used on the UCC), now owned or hereafter acquired by the Debtors; and

3.2 All present and future increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, and substitutes and replacements for, all or any part of the Collateral heretofore described; provided, however, in no event is any restriction hereunder intended to prevent distributions by the Debtors to their shareholders in amounts necessary to pay federal and state income taxes on their allocable share of taxable income; and

3.3 All present and future cash and noncash Proceeds, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance Proceeds payable with respect to, or Proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other Persons with respect to, all or any part of the Collateral; and

3.4 All present and future security for the payment to Debtors of any of the Collateral heretofore described and goods which gave or will give rise to any of such Collateral or are evidenced, identified or represented therein or thereby.

The description of Collateral contained herein shall not be deemed to permit any action prohibited by this Agreement or by terms incorporated in this Agreement.

4. Security Interest. In order to secure the full and complete payment and
   -------------------
performance of the Indebtedness when due, Debtors hereby jointly and severally grant to Secured Party and agree to maintain a first, prior and perfected Security Interest in the Collateral and pledge and assign the Collateral to Secured Party, all upon and subject to the terms and conditions of this Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtors with respect to any of the Collateral or any transaction involving or giving rise thereto.

5. Representations and Warranties. Debtors represent and warrant to Secured
   --------------------------------
Party that Debtors principal place of business is c/o The Danley Law Firm, P.C., 3233 E. Memorial Rd, Suite 101, Edmond, Oklahoma 73013, the present and foreseeable location of Debtors books and records concerning any of the Collateral and where Debtors are entitled to receive notices hereunder, and all such books, records and Collateral are in Debtors possession; and (ii) Debtor own all presently existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of all Liens except permitted liens.

     The delivery at any time by Debtors to Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Debtors to Secured Party hereunder that the representations and warranties of this Section 5 are true and correct with respect to each item of such additional Collateral and each items of Collateral described in such additional descriptions.

6. Certain Covenants. Until the Indebtedness is paid and performed in full,
   -------------------
unless Debtors receives a prior written notification from Secured Party that Secured Party does not object to a deviation, Debtors covenant and agree with Secured Party that Debtors will:

6.1 Deliver to Secured Party quarterly unaudited financial statements within 45 days after the end of each respective quarter and other information from time to time and at any time as the Stock Purchase Agreement provides, containing such information as

     Secured Party may deem necessary or appropriate in its sole discretion.

6.2 Allow Secured Party to inspect any of the properties of Debtors and to discuss any of the affairs, conditions and finances of Debtors with Debtors or any employee of Debtors, from time to time during reasonable business hours.

6.3 Pay when due all Taxes, debts, and other obligations of Debtors, unless the payment thereof is being contested in good faith by appropriate legal proceedings and any enforcement of any Liens or security interests securing same have been effectively stayed.

6.4 Pay, upon demand by Secured Party, all costs, fees, and expenses paid or incurred by Secured Party incident to the Documents (including, but not limited to, the reasonable fees and expenses of counsel to Secured Party in connection with the the enforcement of the obligation of Debtors or exercise of any Rights (including, but not limited to, reasonable attorney's fees and court costs), all of which shall be part of the Indebtedness.

6.5 Promptly notify Secured Party of any change in any fact or circumstances represented or warranted by Debtors with respect to any of the Collateral, the Indebtedness or otherwise.

6.6 Promptly notify Secured Party of any claim, action or proceeding affecting title to all or any of the Collateral or the Security Interest or which could, in the event of an unfavorable outcome have a Material Adverse Effect on the financial condition, business, or prospects of Debtors, and, at the request of Secured Party, appear in and defend, at Debtors expense, any such action or proceeding.

6.7 From time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the first priority and perfection of the Security Interest.

6.8 Not use any of the Collateral, or permit the same to be used, for any unlawful purpose or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon.

6.9 On a quarterly basis deliver to Secured Party within 45 days after the end of each respective quarter a certificate signed by an officer(s) of each of the Debtors warranting that the Debtors are in compliance with the terms and conditions of the Note and this Agreement in the form attached hereto.

7. Default. As used herein "Default" means the occurrence of any one or more of the following:

7.1 The failure or refusal of Debtors to pay principal of or interest on the Indebtedness, or any part thereof, as the same becomes due;

7.2 The failure or refusal of Debtors to punctually and properly perform, observe and comply with any material covenant, agreement or condition contained in the Promissory Note or the Stock Purchase Agreement or this Agreement which the Debtors do not cure before the date the certificate defined in Section 6.9 is to be delivered to Secured Party;

7.3 The discovery by Secured Party that any statement, representation or warranty in the Stock Purchase Agreement or any document pursuant to this Agreement is false, misleading or erroneous in any material respect;

7.4 Notwithstanding anything herein to the contrary, the following shall not constitute a Default hereunder and the Debtors shall be able to do the following without the prior consent of the Secured Party:

     (a) make distributions for the payment of income taxes as referenced in paragraph 3.2 herein;
     (b) pay reasonable and fair compensation to officers and employees of the Debtors;
     (c) obtain and maintain a reasonable line of credit and other loans for the operation of the business of the debtors;
     (d) expend funds of the Debtors for the reasonable operation of the business of the Debtors;
     (e) expend funds of the Debtors for the growth of the Debtors' business at a rate customary or reasonable for the nature of Debtors' business;
     (f) expend funds of the Debtors for premiums for life insurance on the lives of key officers and employees, provided however any such insurance purchased on the life of David Mitchell shall name the Secured Party as the primary beneficiary on such policy(s) up to an amount covering the Indebtedness.


8.   Default, Remedies; Application of Proceeds. Should a Default occur and be
     --------------------------------------------
continuing, Secured Party may do any one or more of the following:

8.1 Declare the entire unpaid balance of the Indebtedness, or any part thereof, immediately due and payable, whereupon it shall be due and payable;

8.2  Reduce any claim to judgment;

8.3 Foreclose any of all Liens held by Secured Party and/or otherwise realize upon any and all of the Rights Secured Party may have in and to the Collateral, or any part thereof; and

8.4 Exercise any and all other legal or equitable Rights afforded by the Stock Purchase Agreement, the Promissory Note, the UCC, the Laws of the State of Oklahoma, or any other jurisdiction as Secured Party shall deem appropriate, or otherwise, including, but not limited to (i) the Right to bring suit or other proceedings before any Tribunal either for specific performance of any covenant or condition contained in any of the Documents or in aid of the exercise of any covenant or condition contained in any of the Documents or in aid of the exercise of any Right granted to Secured Party in any of the Loan Documents; (ii) the Right to require Debtors to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtors and Secured Party; (iii) the right to surrender any policies of insurance on all or part of the Collateral and to receive and to apply the unearned Indebtedness; (iv) the Right to apply by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtors hereby consents to any such appointment); and (v) the Right to apply to the Indebtedness any cash held by Secured Party under this Agreement.

9.  Notice. Reasonable notification of the time and place of any public sale of
    ------
the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtors and to any other Person entitled to notice under the UCC and in accordance with the requirements of the UCC. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Section.

10. Application of Proceeds In the event of a sale or other disposition of the
    ------------------------
Collateral pursuant to Section 8, Secured Party shall apply Proceeds in the following order: (i) First, to the payment of all its expenses incurred in retaking, holding and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Indebtedness) and
(ii) Second, toward payment of the balance of the Indebtedness in such order and manner as Secured Party may direct. If the Proceeds are insufficient to pay the Indebtedness in full, Debtors shall remain liable for any deficiency.

11. Other Rights of Secured Party
    -----------------------------

11.1 Collateral Protection. In the event Debtors shall fail to pay when due all
     -----------------------
     Taxes on any of the Collateral, or to preserve the priority and perfection of the Security Interest in any of the Collateral, or to keep the Collateral insured as required by the Stock Purchase Agreement, or otherwise fail to perform any of its obligations under the Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, and/or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, and/or take all other action which Debtors is required, but have failed or refused, to take under the Documents. Any sum which may be expended or paid by Secured Party under this sub-section (including, without limitation, court costs and attorney's fees) shall bear interest from the dates of expenditure or payment at a rate per annum. equal to the Default Rate until fully paid, and together with such interest, shall be payable by Debtors to Secured Party upon demand and shall be part of the Indebtedness.

11.2 Use and Operation of Collateral.  Should any Collateral come into the
     -------------------------------
     possession of Secured Party pursuant to Section 8 hereof, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of such Collateral. Debtors covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, taxes, and other charges shall bear interest until repaid at a rate per annum. equal to the Default Rate, and together with such interest, shall be payable by Debtors to Secured Party upon demand and shall become part of the Indebtedness. However, the risk of accidental loss or damage, to, or diminution of value of, Collateral is on Debtors, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve Rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtors for what it may actually collect or receive thereon.

11.3 Purchase Money Collateral. To the extent that Secured Party has advanced or
     -------------------------
     will advance funds to or for the account of Debtors to enable Debtors to purchase or otherwise acquire rights in Collateral, Secured Party, at its option, may pay such funds (i) directly to the Person from whom Debtors will make such purchase or acquire such Rights, or (ii) to Debtors, in which case Debtors covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided by Secured Party for such payment.

11.4 Subrogation. If any of the Indebtedness is given in renewal or extension or
     -----------
     applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended or paid.

11.5 Indemnification. Debtors hereby assume all liability for the Collateral,
     -----------------
     for the Security Interest, and for any use, possession, maintenance and management of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of persons and damage to property, howsoever arising from or incident to such use, possession, maintenance and management, whether such Persons be agents or employees of Debtors or of third parties, or such damage be to property of Debtors or of others. Debtors agrees to indemnify, save and hold Secured Party harmless from and against, and covenant to defend Secured Party against, any and all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and attorney's fees, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance or management thereof.

11.6 Cumulative Rights, Waivers. The acceptance by Secured Party of part payment
     ----------------------------
     on the Indebtedness and/or any delay by Secured Party in exercising any Right available to it shall not be deemed to be a waiver of any Default then existing, and no waiver by Secured Party of any Default shall be deemed to be a waiver of any other then existing or subsequent Default. All Rights available to Secured Party under the Documents shall be cumulative of, and in addition to, all other Rights granted to Secured Party at law or in equity, whether or not the Indebtedness be due and payable and whether or not Secured Party has instituted any suit for collection or other action in connection with the Documents, any sums spent by Secured Party pursuant to the exercise of any Right provided herein shall become part of the Indebtedness and shall bear interest at a rate per annurn equal to the Default Rate.

12.  Miscellaneous.
     --------------

12.1 Heading. The headings, captions and arrangements used herein are, unless
     -------
     specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of the Documents, nor affect the meaning thereof.

12.2 Communications. Unless specifically otherwise provided, whenever any of the
     --------------
     Documents requires or permits any consent, approval, notice, request or demand from one party to another, such communication must be in writing to be effective and shall be deemed to have been given on the day actually delivered or, if mailed, on the second business day after it is enclosed in an envelope, addressed to the party to be notified at the mailing address stated below to the attention of the officer executing this Agreement (or to such other address and to the attention of such other officer as may have been designated by written notice), properly stamped, sealed and deposited in the appropriate official postal service.

                      If to viaLink:

                      Lewis B. Kilbourne
                      Chief Executive Officer
                      The viaLink Company
                      13800 Benson Road
                      Edmond, OK  73013

                      If to IJOB or DCM:

                      David C. Mitchell, President
                      c/o The Danley Law Firm, P.C.
                      3233 East Memorial Road, Suite 101
                      Edmond, OK  73013


12.3 Survival. All covenants, agreements, undertakings, representations and
     --------
     warranties made in any of the Documents shall survive all closings under the Documents and, except as otherwise indicated, shall not be affected by any investigation made by any party.

12.4 Governing Law. The Documents are being executed and delivered, and are
     -------------
     intended to be performed, in Oklahoma County, State of Oklahoma, and the Laws of such state and of the United States of America shall govern the Rights and duties of the parties hereto and the validity, construction, enforcement and interpretation of the Documents, except to the extent otherwise specified in any of the Documents.

12.5 Invalid Provisions. If any provision of any of the Documents is held to be
     ------------------
     illegal, invalid or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable; the appropriate Loan shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Documents a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

12.6 Term. Upon full and final payment and performance of the Indebtedness, this
     ----
     Agreement shall thereafter terminate upon receipt by Secured Party of Debtors written notice of such termination; provided that no obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Agreement, but shall be fully protected in making payment directly to Secured Party.

12.7 Actions Not Releases. The Security Interest and Debtors obligations and
     --------------------
     Secured Party's Rights hereunder shall not be released, diminished, impaired or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any of all of the Indebtedness; (ii) any release, surrender, exchange, subordination or loss of any security or assurance at any time existing in connection with any or all of the Indebtedness; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Documents without the notification or consent of Debtors, except as required therein (the right to such notification and/or consent being herein specifically waived by Debtors); (iv) the insolvency, bankruptcy or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Indebtedness, whether now existing or hereafter occurring; (v) any renewal, extension and/or rearrangement of the payment of any or all of the Indebtedness, either with or without notice to or consent of Debtors, or any adjustment, indulgence, forbearance or compromise that may be granted or given by Secured Party to Debtors; (vi) any neglect, delay, omission, failure or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty or instrument evidencing, securing or assuring the payment of all or any of the Indebtedness; (vii) any failure of Secured Party to notify Debtors of any renewal, extension or assignment of the Indebtedness or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Secured Party against Debtors or any new agreement between Secured Party and Debtors, it being understood that Secured Party shall not be required to give Debtors any notice of any kind under circumstances whatsoever with respect to or in connection with the Indebtedness, including, without limitation, notice of acceptance of this Agreement and/or any Collateral ever delivered to or for the Accounts of Secured Party hereunder; (viii) the illegality, invalidity or unenforceability of all of any part of the Indebtedness against any party obligated with respect thereto by reason of the fact that the Indebtedness, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Indebtedness, or any part thereof, is ultra vires, or the officers, partners or trustees creating same acted in excess of their authority, or for any other reason;

      and (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.

12.8  Financing Statements. Debtors shall execute financing statements in such
      --------------------
      form and number of counterparts as Secured Party may from time to time request but which are reasonable and consistent with this Agreement; provided that in the event Debtors shall fail or refuse to execute any such financing statement, Secured Party shall be entitled to file this Agreement or a carbon, photographic or other reproduction of this Agreement, as a financing statement; but the failure of Secured Party to file this Agreement or any such financing statement shall not affect the validity and enforceability of this Agreement.

12.9  Waivers. Except to the extent expressly otherwise provided herein or in
      -------
      other Documents, Debtors waives (i) any right to require Secured Party to proceed against any other Person, to exhaust its Rights in Collateral, or to pursue any other Right which Secured Party may have; (ii) with respect to the Indebtedness, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and
      (iii) all Rights of marshaling in respect of any and all of the Collateral.

12.10 Amendments. This instrument may be amended only by an instrument in
      ----------
      writing executed jointly by Debtors and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

12.11 Multiple Counterparts. This Agreement may be executed in a number of
      ---------------------
      identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

12.12 Parties Bound; Assignment. This Agreement shall be binding on Debtors and
      -------------------------
      Debtors successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns. Debtors may not, without the prior written consent of Secured Party, assign any Rights, duties or obligations hereunder. In the event of an assignment of all or part of the Indebtedness, the Security Interest and other Rights and benefits hereunder, to the extent applicable to the part of the Indebtedness so assigned, may be transferred therewith.

EXECUTED as of the day and year first herein set forth.

"Debtors":

DCM, Inc.                                    IJOB, Inc.


By:  /s/ David C. Mitchell                   By:  /s/ David C. Mitchell
     ---------------------------                  --------------------------
     David C. Mitchell                            David C. Mitchell

Its: President                               Its: President

The viaLink Company


By:  /s/ Lewis B. Kilbourne
     -----------------------------
     Lewis B. Kilbourne
Its: Chief Executive Officer